UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2020

KURA ONCOLOGY, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37620	61-1547851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12730 High Bluff Drive, Suite 400, San Diego, CA		92130
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 500-8800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KURA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

A Kura Oncology, Inc. (the “Company”) abstract, which will be the subject of an oral presentation at the 2020 Annual Meeting of the American Society of Hematology (“ASH”) on December 5, 2020, was posted on the ASH website on November 4, 2020.

The ASH abstract reports preliminary data from the Company’s KOMET-001 Phase 1/2A clinical trial of KO-539, a potent, selective and oral small molecule inhibitor of the menin-KMT2A(MLL) interaction with downstream effects on HOXA9 and MEIS1 gene expression, in relapsed/refractory Acute Myeloid Leukemia (“AML”). The trial is using an accelerated, adaptive design with dose selection based on a modified toxicity probability interval.  This trial design enables treatment of a single patient per dose level early on, exposing fewer patients to lower doses that are believed to be sub-therapeutic.

Although the first several escalations were conducted with single patient cohorts, the Company advanced to a more traditional 3 + 3 design for dose escalation, concurrent with the submission of the ASH abstract in early August. The Company increased the size of the cohorts because, in addition to encouraging safety and tolerability, the Company observed evidence of anti-leukemic activity and elected to gather data in a larger number of patients.

The Company anticipates sharing a more mature dataset, including preliminary data from approximately 10 patients with relapsed/refractory AML, at ASH on December 5, 2020, and is encouraged with the progress made with the study as KOMET-001 continues in dose escalation. Given the favorable safety and tolerability seen thus far, the Company now expects to determine a recommended Phase 2 dose for KO-539 in the first quarter of 2021.

The Company continues to add clinical sites in anticipation of moving into the expansion cohorts, pending additional clinical data. The planned expansion cohorts include NPM1-mutant AML and KMT2A(MLL)-rearranged AML – selected patient populations where the Company believes KO‑539 has the potential to demonstrate increased clinical benefit.

In addition, the Company is exploring options to potentially broaden the opportunity in the treatment of acute leukemias in adults, as well as the combination of KO-539 with chemotherapy and targeted therapies in the front line.

A copy of the ASH abstract is furnished herewith as Exhibit 99.1.  The information contained in this Current Report on Form 8-K under Item 7.01 and Exhibit 99.1 hereto are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and will not be incorporated by reference into any registration statement filed by the Company, under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	ASH Abstract

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KURA ONCOLOGY, INC.

Date: November 4, 2020	By:	/s/ James Basta
James Basta
Chief Legal Officer